PROPERTY AND EQUIPMENT-NET	12 Months Ended
Mar. 31, 2023
PROPERTY AND EQUIPMENT-NET [Abstract]
PROPERTY AND EQUIPMENT-NET
8. PROPERTY AND EQUIPMENT—NET

Property and equipment—net is a component of Property, equipment, and other assets. Our balance consists of the following (in thousands):

	March 31,	March 31,
	2023	2022
Furniture, fixtures and equipment	$29,818	$28,640
Leasehold improvements	10,398	7,615
Capitalized software	3,235	3,822
Vehicles	445	476
Total assets	43,896	40,553
Accumulated depreciation and amortization	(31,963)	(32,642)
Property and equipment - net	$11,933	$7,911

Depreciation and amortization expense on property and equipment, including amounts recognized in cost of sales, was $5.5 million for the year ended March 31, 2023, and $5.4 million for both the years ended March 31, 2022, and March 31, 2021.